UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2026

Talkspace, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39314	84-4636604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 284-7206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TALK	Nasdaq Stock Market
Warrants to purchase common stock	TALKW	Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 29, 2026, Talkspace, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). The Company filed its definitive proxy statement (the “Proxy Statement”) for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on April 20, 2026.

As of the close of business on April 13, 2026, the record date for the Special Meeting, there were 167,512,566 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 123,442,490.14 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

1.	Proposal to adopt the Agreement and Plan of Merger, dated as of March 9, 2026 (the “Merger Agreement”), by and among the Company, Universal Health Services, Inc., a Delaware corporation (“UHS”), UHS Merger Subsidiary, Inc., a Delaware corporation and an indirect wholly owned subsidiary of UHS (“Merger Sub”), pursuant to which and subject to the terms and conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger as an indirect wholly owned subsidiary of UHS (the “Merger Proposal”), as described in the Proxy Statement.

Set forth below are the voting results for the Merger Proposal, which was approved by the Company’s common stockholders, receiving the affirmative vote of approximately 73.48% of the shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,082,042.14	331,508	28,940	—

2.	Proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the Merger (the “Advisory Compensation Proposal”), as described in the Proxy Statement.

Set forth below are the voting results for the Advisory Compensation Proposal, which was not approved by the Company’s common stockholders, receiving the affirmative vote of approximately 41.98% of the votes cast (excluding abstentions and broker non-votes) by the Company’s stockholders on the Advisory Compensation Proposal at the Special Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,824,667.14	68,627,520	2,990,303	—

3.	In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are insufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”), as described in the Proxy Statement. As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 8.01.	Other Events.

On May 29, 2026, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, statements regarding the proposed merger and related matters; the expected timetable for completing the proposed merger; prospective performance and opportunities; general business outlook; filings and approvals relating to the proposed merger; the ability to complete the proposed merger considering the various closing conditions; and any assumptions underlying any of the foregoing.

The forward-looking statements in this communication and other such statements we publicly make from time to time are only predictions. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties include, among other things, (i) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including the possibility that the Merger does not close; (ii) risks related to the possibility that competing offers or acquisition proposals for the Company will be made; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including in circumstances which would require the Company to pay a termination fee; (iv) risks related to the ability to realize the anticipated benefits of the Merger, including the possibility that the expected benefits from the Merger will not be realized or will not be realized within the expected time period; (v) the risk that the businesses will not be integrated successfully; (vi) disruption from the Merger making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers and other business counterparties, and the Company’s ability to attract, motivate or retain key executives, employees and other associates; (vii) risk related to the Merger diverting the Company’s management’s attention from ongoing business operations; (viii) negative effects of the announcement or the consummation of the Merger on the market price of the Company common stock and on the Company’s operating results; (ix) the risk of litigation, including stockholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the merger; and (x) (A) other risks and uncertainties discussed in the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Report and Quarterly Reports) and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at www.sec.gov.

The forward-looking statements in this communication are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

This communication and the documents that we reference herein and have filed as exhibits to this communication should be read with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date hereof. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this communication or any forward-looking statements we may publicly make from time to time, whether as a result of any new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated May 29, 2026, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talkspace, Inc.

Date: May 29, 2026	By:	/s/ Ian Harris
		Name:	Ian Harris
		Title:	Chief Financial Officer